Exhibit 21.1

List of Subsidiaries

Participation of Petróleos Mexicanos in the Capital Stock of Related Companies

Petróleos Mexicanos

Company	% of Participation	Parent	Jurisdiction of Incorporation
P.M.I. Comercio Internacional, S.A. de C.V.	98.33	Petróleos Mexicanos	Mexico
P.M.I. Holdings, B.V.	100.00	Petróleos Mexicanos	Netherlands
P.M.I. Holdings Petróleos España, S.L.	100.00	Petróleos Mexicanos	Redomiciled in Spain
Instalaciones Inmobiliarias para Industrias, S.A. de C.V.	99.99 00.01	Petróleos Mexicanos III Servicios, S.A. de C.V.	Mexico
III Servicios, S.A. de C.V.	99.98 0.02	Instalaciones Inmobiliarias para Industrias, S.A. de C.V. Petróleos Mexicanos	Mexico
Pemex Procurement International, Inc.[1]	100.00	Petróleos Mexicanos	United States
Kot Insurance Company, A.G.	100.00	Petróleos Mexicanos	Redomiciled in Switzerland

Pemex Exploration and Production

Company	% of Participation	Parent	Jurisdiction of Incorporation
Cía. Mexicana de Exploraciones, S.A. de C.V.	60.00	Pemex Exploration and Production	Mexico
P.M.I. Marine, Ltd.	100.00	Pemex Exploration and Production	Ireland
Pemex USA, Inc.	100.00	P.M.I. Marine, Ltd.	United States
P.M.I. Field Management Resources, S.L.	51.01 48.99	P.M.I. Marine, Ltd. P.M.I. Holdings, B.V.	Spain
P.M.I. Campos Maduros SANMA, S. de R.L. de C.V.	99.99 0.01	P.M.I. Field Management Resources, S.L. P.M.I. Holdings, B.V.	Mexico

[1]	Previously Integrated Trade Systems, Inc.

Pemex Industrial Transformation

Company	% of Participation	Parent	Jurisdiction of Incorporation
Mex Gas Internacional, S.L. (Holding)	100.00	Pemex Industrial Transformation	Redomiciled in Spain
Mex Gas Enterprises, S.L.	100.00	Mex Gas Internacional, S.L.	Redomiciled in Spain
Mex Gas Trading, S.L.	100.00	Mex Gas Internacional, S.L.	Redomiciled in Spain
Mex Gas Supply, S.L.	100.00	Mex Gas Internacional, S.L.	Redomiciled in Spain
MGI Asistencia Integral, S. de R. L. de C.V.	99.99 0.01	Mex Gas Internacional, S.L. Mex Gas Enterprises, S.L.	Mexico
Mex Gas Cogeneración, S.L.	100.00	Mex Gas Internacional, S.L.	Spain
PMX Cogeneración, S.A.P.I. de C.V.[2]	99.99 0.01	Mex Gas Cogeneración, S.L. Mex Gas Enterprises, S.L.	Mexico
MGI Enterprises US LLC	100.00	Mex Gas Enterprises, S.L.	United States
TAG Pipelines, S. de R.L. de C.V.	84.00 16.00	Mex Gas Enterprises, S.L. Mex Gas Supply, S.L.	Mexico
Tag Norte Holding, S. de R.L. de C.V.	50.00 45.00 5.00	Ductos y Energéticos del Norte, S. de R.L. de C.V. P.M.I. Holdings B.V. TAG Pipelines, S. de R.L. de C.V.	Mexico
TAG Pipelines Norte, S. de R.L. de C.V.	99.00 0.50 0.05 0.45	TAG Norte Holdings, S. de R.L. de C.V. Ductos y Energéticos del Norte, S. de R.L. de C.V. TAG Pipelines, S. de R.L. de C.V. PMI Holdings B.V.	Mexico
TAG Transístmico, S. de R.L. de C.V.	99.00 1.00	Mex Gas Enterprises, S.L TAG Pipelines, S. de R.L. de C.V..	Mexico
Pasco International, Ltd. (Holding)	100.00	Pemex Industrial Transformation	Bahamas
Pasco Terminals, Inc.	100.00	Pasco International, Ltd.	United States
Terrenos para Industrias, S.A.	100.00	Pemex Industrial Transformation	Mexico
MGC México, S.A. de C.V.	99.99 0.01	Mex Gas Internacional, S.L. MGI Asistencia Integral, S. de R.L. de C.V.	Mexico
P.M.I. Petroquímica, S.A. de C.V.	50.00 50.00	Pemex-Industrial Transformation P.M.I. Comercio Internacional, S.A. de C.V.	Mexico

[2]	Previously MGC Cactus, S.A.P.I. de C.V.

Pemex Drilling and Services

Company	% of Participation	Parent	Jurisdiction of Incorporation
N/A

Pemex Logistics

Company	% of Participation	Parent	Jurisdiction of Incorporation
N/A

Pemex Cogeneration and Services

Company	% of Participation	Parent	Jurisdiction of Incorporation
N/A

Pemex Fertilizers

Company	% of Participation	Parent	Jurisdiction of Incorporation
N/A

Pemex Ethylene

Company	% of Participation	Parent	Jurisdiction of Incorporation
PPQ Cadena Productiva, S.L.	99.09 0.91	Pemex Ethylene PMI Holdings B.V.	Spain

P.M.I. Group

Company	% of Participation	Parent	Jurisdiction of Incorporation
P.M.I. Services B.V.	100.00	P.M.I. Holdings, Petróleos España, S.L.	Netherlands
P.M.I. Services North America, Inc.	44.40 55.60	P.M.I. Holdings, Petróleos España, S.L. P.M.I. Norteamérica, S.A. de C.V.	United States
Hijos de J. Barreras, S.A.	51.00	P.M.I. Holdings, B.V.	Spain
Pemex Internacional España, S.A.	100.00	P.M.I. Holdings, Petróleos España, S.L.	Spain
P.M.I. Trading, Ltd.	51.50 48.50	P.M.I. Norteamérica, S.A. de C.V. Petróleos Mexicanos	Ireland
P.M.I. Holdings North America, Inc.	100.00	P.M.I. Norteamérica, S.A. de C.V.	United States
P.M.I. Norteamérica, S.A. de C.V.	28.30 71.70	P.M.I. Holdings, Petróleos España, S.L. P.M.I. Holdings, B.V.	Mexico
P.M.I Infraestructura de Desarrollo, S.A. de C.V.	99.9999 0.0001	P.M.I. Norteamérica, S.A. de C.V. P.M.I. Holdings, B.V.	Mexico
Pro-Agroindustria, S.A. de C.V.	99.99 0.01	P.M.I. Infraestructura de Desarrollo, S.A. de C.V. P.M.I. Norteamérica, S.A. de C.V.	Mexico
PMI Azufre Industrial, S.A. de C.V.	99.00 1.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V. P.M.I. Norteamérica, S.A. de C.V.	Mexico
P.M.I. Cinturón Transoceánico Gas Natural, S.A. de C.V.	99.00 1.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V. P.M.I. Norteamérica, S.A. de C.V.	Mexico
P.M.I. Midstream del Centro, S.A. de C.V.	99.00 1.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V. P.M.I. Norteamérica, S.A. de C.V.	Mexico
P.M.I. Servicios Portuarios Transoceánico, S.A. de C.V.	99.00 1.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V. P.M.I. Norteamérica, S.A. de C.V.	Mexico
P.M.I. Transoceánico Gas LP, S.A. de C.V.	99.00 1.00	P.M.I. Infraestructura de Desarrollo, S.A. de C.V. P.M.I. Norteamérica, S.A. de C.V.	Mexico

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